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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                December 31, 2004

                              MYMETICS CORPORATION
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                   000-25132                    25-1741849

(State of Incorporation) (Commission File Number)  (IRS Employer Identification
                                                                  No.)

                            14, Rue de la Colombiere
                           CH-1260 Nyon (Switzerland)
                              --------------------
               (Address of principal executive offices) (Zip Code)

                               011-41-22-363-13-10
                                 --------------
                         (Registrant's telephone number)

            Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

            [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

      On December 31, 2004, we entered into a Third Amendment Agreement to Credit Facility Agreement ("Third Amendment") to an existing Credit Facility Agreement with MFC Merchant Bank S.A. and MFC Bancorp Ltd. (the "Credit Facility"). The Third Amendment provided for an increase in the principal amount of the credit facility to Euro 3,700,000 and provided for repayments by us of Euro 200,000, Euro 300,000 and Euro 400,000 on March 31, 2005, June 30, 2005 and
September 30, 2005, respectively, with the balance due on December 31, 2005.

      On February 16, 2005, the Credit Facility was amended to provide that instead of repaying the Credit Facility as described above, we would repay the Credit Facility commencing on June 30, 2005. Repayments of Euro 200,000, Euro 300,000 and Euro 400,000 are due on June 30, 2005, December 31, 2005 and June 30, 2006, respectively, with the balance due on December 31, 2006.

      A copy of the Third Amendment and Fourth Amendment are filed as Exhibits
10.1 and 10.2 respectively, and incorporated herein by reference.

      A copy of the press release announcing the execution of these amendments is attached as an exhibit under Item 9.01(c) of this report.

Item 3.02.  Unregistered Sales of Equity Securities.

      The outstanding balance due under the Credit Facility is convertible into shares of our common stock at $0.30 per share. The conversion rights of MFC are exercisable at any time until three business days prior to any repayment date or, in the case of prepayment by us, three business days prior to the termination of the notice period governing the prepayment of the outstanding balance.

      The securities described in this Report were issued pursuant to the exemption from registration provided by Regulation S of the Securities Act of 1933. The securities were issued to MFC Merchant Bank S.A., a bank organized under the laws of Switzerland in an offshore transaction. No directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

Item 9.01.  Financial Statements and Exhibits.

(c)   Exhibits Furnished.

10.1 Third Amendment Agreement to Credit Facility Agreement, dated December 31, 2004.

10.2 Fourth Amendment Agreement to Credit Facility Agreement, dated February 16, 2005.

99.1  Press Release dated February 23, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      By: /s/ Christian Rochet
                                      ------------------------------------
                                      Christian Rochet
                                      President and Chief Executive Officer
                                      MYMETICS CORPORATION

Date: February 18, 2005